EXHIBIT 10.22.3

                              AMENDMENT NUMBER TWO
                                     to the
                    Mortgage Loan Purchase and Sale Agreement
                          dated as of January 1, 2004,
                                 by and between
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                       and
                        AMERICAN HOME MORTGAGE CORP., and
        AMERICAN HOME MORTGAGE SERVICING, INC. (f/k/a Columbia National,
                                  Incorporated)

            This AMENDMENT NUMBER TWO is made this 28th day of September, 2005, by and between GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Purchaser") and AMERICAN HOME MORTGAGE CORP. and AMERICAN HOME MORTGAGE SERVICING, INC. (fka Columbia National, Incorporated), each having an address at 538 Broadhollow Road, Melville, New York 11747 (collectively, the "Sellers"), to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2004, by and between the Purchaser and the Sellers (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

            WHEREAS, the Purchaser and the Sellers desire to amend the Agreement, subject to the terms hereof, to permit the Sellers to offer for purchase to the Purchaser certain mortgage loans for which all of the mortgage loan documents relating to such mortgage loans may not have been delivered to the Purchaser or its designee at the time the Purchaser intends to purchase such mortgage loans from the Seller.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Effective as of September 28, 2005, all references in the Agreement to a "Trust Receipt" shall be replaced with "Trust Receipt or Wet Trust Receipt, as applicable".

      2. Effective as of September 28, 2005, Section 1 of the Agreement is hereby amended as follows:

            (a) the definition of Defective Mortgage Loan is hereby deleted in its entirety and replaced with the following:

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            "Defective Mortgage Loan": With respect to any Mortgage Loan, either
            (i) the Document File does not contain a document required to be contained therein, (ii) a document within a Document File is, in the reasonable judgment of Purchaser or Takeout Investor, defective or inaccurate in any material respect, as determined upon evaluation of the Document File against the requirements of the Sale Agreement,(iii) a document in the Document File is not legal, valid and binding, (iv) as to such Mortgage Loan, one of the representations and warranties in Section 9 hereof has been breached and such breach materially and adversely affects the value of such Mortgage Loan or Purchaser's interest in such Mortgage Loan, or (v) all Required Documents with respect to a Wet Loan have not been received within 10 days after the related Purchase Date.

            (b) the following definition of Dry Loan is hereby added immediately following the defined term Document File.

            "Dry Loan": shall mean a Mortgage Loan which contains all of the Required Documents.

            (c) the following definition of Required Documents is hereby added immediately following the defined term Rescission:

            "Required Documents": shall mean those documents identified on Exhibit A-1 of the Custodial Agreement.

            (d) the following definition of Wet Loan is hereby added immediately following the defined term Warehouse Line:

            "Wet Loan": shall mean a wet-funded Mortgage Loan which does not contain all of the Required Documents and which shall have the following additional characteristics:

            (i) the proceeds thereof have been funded by the Seller prior to the Purchase Date thereof;

            (ii) the proceeds thereof have not been returned to the Seller by the escrow or closing agent for such Wet Loan;

            (iii) upon recordation such Mortgage Loan will constitute a valid and enforceable lien on the premises described therein; and

            (iv) upon delivery of all of the documents specified on Exhibit A-1 of the Custodial Agreement, such Wet Loan will become Dry Loan.

            (e) the following definition of Wet Trust Receipt is hereby added immediately following the defined term Wet Loan:

            "Wet Trust Receipt" shall mean a trust receipt issued by the Custodian with respect to Wet Loans.

2. Effective as of September 28, 2005, Section 2 of the Agreement is hereby amended by adding the following new section (e) to the end thereof:

                  (e) With respect to any Wet Loan, immediately upon the
            delivery of all Required Documents with respect thereto, the related Wet Trust Receipt shall be exchanged for a Trust Receipt.

3. Effective as of September 28, 2005, Section 9(c) of the Agreement is hereby amended by adding the following after clause (xxxvi) thereof:

            (xxxvii) With respect to each Wet Loan, the Seller has funded such Wet Loan and has not received notice of, and has no grounds for believing that such Wet Loan will be subject to a recession.

4. Effective as of September 28, 2005, Section 10 of the Agreement is hereby amended by adding the following new paragraph (j) immediately following paragraph (i) thereof:

            (j) With respect to each Wet Loan, the Seller shall provide evidence of the funding of such Wet Loan to the Purchaser upon the Purchaser's request therefor and shall deliver to Purchaser all Required Documents within ten (10) days of the related Purchase Date of such Wet Loan.

5. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

6. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

7. Except as amended above, the Agreement shall continue in full force and effect in accordance with its terms.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                         GREENWICH CAPITAL
                                         FINANCIAL PRODUCTS, INC.
                                         (Purchaser)


                                         By:  /s/  Michael Pillari
                                            ---------------------------
                                            Name:    Michael Pillari
                                            Title:   Managing Director


                                         AMERICAN HOME MORTGAGE CORP.
                                         (Seller)


                                         By:  /s/  Alan B. Horn
                                            ---------------------------
                                            Name:   Alan B. Horn
                                            Title:  Executive Vice President
                                                    General Counsel & Secretary


                                         AMERICAN HOME MORTGAGE
                                         SERVICING, INC.
                                         (Seller)


                                         By:  /s/  Alan B. Horn
                                            ---------------------------
                                            Name:   Alan B. Horn
                                            Title:  Executive Vice President
                                                    General Counsel & Secretary